UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): September 27, 2004

                          THE SPORTS CLUB COMPANY, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                  1-13290                      95-4479735
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(State or other jurisdiction      (Commission                  (IRS Employer
       of incorporation)          File Number)               Identification No.)


     11100 Santa Monica Boulevard, Suite 300, Los Angeles, California 90025
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code   (310) 479-5200
                                                     ---------------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))





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Section 4 -       Matters Related to Accountants and Financial Statements

Item 4.01         Changes in Registrant's Certifying Accountant

                  (a)      Not Applicable

                  (b) Effective September 27, 2004, Stonefield Josephson, Inc. has agreed to act as the Company's independent registered public accounting firm to audit the Company's financial statements for the year ended December 31, 2004. The Company did not consult the new accountant prior to its engagement regarding the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company's financial statements.



                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    September 30, 2004               THE SPORTS CLUB COMPANY, INC.


                                           By:      /s/ Timothy M. O'Brien
                                                --------------------------------
                                                    Timothy M. O'Brien
                                                    Chief Financial Officer


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